Exhibit 99.1

(Furnished herewith)

News Release

Contact:
Jen Hartmann
Director, Public Relations
HartmannJenniferA@JohnDeere.com

Deere Reports Second Quarter Net Income of $1.773 Billion

●	Strong execution across segments drives solid performance, reflecting portfolio strength.
●	Net income guidance maintained, reinforcing confidence amid market volatility.
●	Investment in new products and technology supports long-term growth and value creation.

MOLINE, Illinois (May 21, 2026) — Deere & Company reported net income of $1.773 billion for the second quarter ended May 3, 2026, or $6.55 per share, compared with net income of $1.804 billion, or $6.64 per share, for the quarter ended April 27, 2025. For the first six months of the year, net income attributable to Deere & Company was $2.429 billion, or $8.97 per share, compared with $2.673 billion, or $9.82 per share, for the same period last year.

Worldwide net sales and revenues increased 5 percent, to $13.369 billion, for the second quarter of 2026 and rose 8 percent, to $22.981 billion, for six months. Net sales were $11.778 billion for the quarter and $19.779 billion for six months, compared with $11.171 billion and $17.980 billion last year, respectively.

“Our performance in the current market environment demonstrates the strength of our diversified portfolio. This is particularly reflected in the strong outcomes achieved by our Small Ag and Construction & Forestry divisions during this year,” stated John May, chairman and CEO of John Deere. “As we address ongoing challenges within global agricultural markets, our comprehensive portfolio continues to drive market share expansion and support our targets for sustained growth.”

Company Outlook & Summary

Net income attributable to Deere & Company for fiscal 2026 is forecasted to be in a range of $4.5 billion to $5.0 billion.

“While our customers face ongoing challenges, John Deere remains firmly committed to supporting their success through disciplined operations and resilience,” said May. “By continuing to invest in innovation through the cycle and leveraging the strength of our dealer network, we are well positioned to deliver increasing value for customers and shareholders as market conditions improve.”

Deere & Company	Second Quarter			Year to Date
$ in millions, except per share amounts	2026	2025	% Change	2026	2025	% Change
Net sales and revenues	$13,369	$12,763	5%	$22,981	$21,272	8%
Net income	$1,773	$1,804	-2%	$2,429	$2,673	-9%
Fully diluted EPS	$6.55	$6.64		$8.97	$9.82

The prior period year to date results presented were affected by special items. See Note 2 of the financial statements for further details. On February 20, 2026, the Supreme Court of the United States issued a decision invalidating tariffs imposed pursuant to the International Emergency Economic Powers Act (IEEPA). The company recorded a recovery of $272 million for refund claims related to IEEPA tariffs which have been filed and accepted by the U.S. Customs and Border Protection. The tariff impact for each segment is primarily included in the “Production Costs” category below.

Production & Precision Agriculture	Second Quarter
$ in millions	2026	2025	% Change
Net sales	$4,503	$5,230	-14%
Operating profit	$706	$1,148	-39%
Operating margin	15.7%	22.0%

Production & Precision Agriculture sales decreased for the quarter as a result of lower shipment volumes, partially offset by the positive effects of foreign currency translation. Operating profit decreased primarily due to lower shipment volumes and higher production costs, partially offset by the favorable effects of foreign currency exchange.

Production & Precision Agriculture Operating Profit

Second Quarter 2026 Compared to Second Quarter 2025

$ in millions

Small Agriculture & Turf	Second Quarter
$ in millions	2026	2025	% Change
Net sales	$3,485	$2,994	16%
Operating profit	$719	$574	25%
Operating margin	20.6%	19.2%

Small Agriculture & Turf sales increased for the quarter as a result of higher shipment volumes and the positive effects of foreign currency translation. Operating profit increased primarily due to higher shipment volumes and favorable price realization.

Small Agriculture & Turf Operating Profit

Second Quarter 2026 Compared to Second Quarter 2025

$ in millions

Construction & Forestry	Second Quarter
$ in millions	2026	2025	% Change
Net sales	$3,790	$2,947	29%
Operating profit	$561	$379	48%
Operating margin	14.8%	12.9%

Construction & Forestry sales increased for the quarter primarily as a result of higher shipment volumes and the positive effects of foreign currency translation. Operating profit increased primarily due to higher shipment volumes and favorable price realization, partially offset by higher production costs.

Construction & Forestry Operating Profit

Second Quarter 2026 Compared to Second Quarter 2025

$ in millions

Financial Services	Second Quarter
$ in millions	2026	2025	% Change
Net income	$190	$161	18%

Financial Services net income increased primarily due to favorable financing spreads and favorable derivative valuation adjustments, partially offset by the impact of a lower average portfolio.

Industry Outlook for Fiscal 2026
Agriculture & Turf
U.S. & Canada:
Large Ag	Down 15 to 20%
Small Ag & Turf	Flat to up 5%
Europe	Flat to up 5%
South America (Tractors & Combines)	Down ~15%
Asia	Flat

Construction & Forestry
U.S. & Canada:
Construction Equipment	Up ~5%
Compact Construction Equipment	Up ~5%
Global Forestry	Down ~5%
Global Roadbuilding	Up ~10%

Deere Segment Outlook for Fiscal 2026

		Currency	Price
$ in millions	Net Sales	Translation	Realization
Production & Precision Ag	Down 5 to 10%	+3.0%	~ +1.0%
Small Ag & Turf	Up ~15%	+1.0%	~ +1.5%
Construction & Forestry	Up ~20%	+2.0%	~ +2.5%

Financial Services	Net Income	~ $860

FORWARD-LOOKING STATEMENTS

Certain statements contained herein, including in the sections entitled “Company Outlook & Summary,” “Industry Outlook for Fiscal 2026,” “Deere Segment Outlook for Fiscal 2026,” and “Condensed Notes to Interim Consolidated Financial Statements” relating to future events, expectations, and trends constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and involve factors that are subject to change, assumptions, risks, and uncertainties that could cause actual results to differ materially. Some of these risks and uncertainties could affect all lines of the company’s operations generally while others could more heavily affect a particular line of business.

Forward-looking statements are based on currently available information and current assumptions, expectations, and projections about future events and should not be relied upon. Except as required by law, the company expressly disclaims any obligation to update or revise its forward-looking statements. Many factors, risks, and uncertainties could cause actual results to differ materially from these forward-looking statements. Among these factors are risks related to:

●	the agricultural business cycle, which can be unpredictable and is affected by factors such as farm income, international trade, world grain stocks, crop yields, available farm acres, soil conditions, prices for commodities and livestock, input costs including the availability and price of fertilizer, government farm programs, and availability of transport for crops
●	macroeconomic conditions, including unemployment, inflation, interest rate volatility, energy price increases resulting from geopolitical conflicts, changes in consumer practices due to slower economic growth or a recession, regional or global liquidity constraints
●	the uncertainty of government policies and actions with respect to the global trade environment including increased and contested tariffs announced by the U.S. government and retaliatory trade regulations
●	political, economic, and social instability in the geographies in which the company operates
●	worldwide demand for food and different forms of renewable energy impacting the price of farm commodities and consequently the demand for the company’s equipment
●	rationalization, restructuring, relocation, expansion, and/or reconfiguration of manufacturing and warehouse facilities

●	accurately forecasting customer demand for products and services, and adequately managing inventory
●	uncertainty of the company’s ability to sell products domestically or internationally, manage increased costs of production, absorb or pass on increased expenses, and accurately predict financial results and industry trends
●	availability and price of raw materials, components, and whole goods
●	delays or disruptions in the company’s supply chain, including those arising from geopolitical conflicts
●	changes in climate patterns, unfavorable weather events, and natural disasters
●	suppliers’ and manufacturers’ business practices and compliance with applicable laws such as human rights, safety, environmental, and fair wages
●	higher interest rates and currency fluctuations which could adversely affect the U.S. dollar, customer confidence, access to capital, and demand for the company’s products and solutions
●	the ability to attract, develop, engage, and retain qualified employees
●	the company’s ability to adapt in highly competitive markets, including understanding and meeting customers’ changing expectations for products and solutions, including delivery and utilization of precision technology
●	the ability to execute business strategies, including the company’s Smart Industrial Operating Model and refined Leap Ambitions
●	dealer practices and their ability to manage new and used inventory, distribute the company’s products, and to provide support and service for precision technology solutions
●	the ability to realize anticipated benefits of acquisitions and joint ventures, including challenges with successfully integrating operations and internal control processes
●	negative claims or publicity that damage the company’s reputation or brand
●	the impact of workforce reductions on company culture, employee retention and morale, and institutional knowledge
●	labor relations and contracts, including work stoppages and other disruptions
●	security breaches, cybersecurity attacks, technology failures, and other disruptions to the company’s information technology infrastructure and products
●	leveraging artificial intelligence and machine learning within the company’s business processes
●	changes to existing laws and regulations, including the implementation of new, more stringent laws, as well as compliance with a variety of U.S., foreign, and international laws, regulations, and policies relating to, but not limited to the following: advertising, anti-bribery and anti-corruption, anti-money laundering, antitrust, consumer finance, cybersecurity, data privacy, encryption, environmental (including climate change and engine emissions), farming, foreign exchange controls and cash repatriation restrictions, foreign ownership and investment, health and safety, human rights, import / export and trade, labor and employment, product liability, tariffs, tax, telematics, and telecommunications
●	governmental and other actions designed to address climate change in connection with a transition to a lower-carbon economy
●	warranty claims, post-sales repairs or recalls, product liability litigation, and regulatory investigations because of the deficient operation of the company’s products
●	investigations, claims, lawsuits, or other legal proceedings, including the lawsuit filed by the Federal Trade Commission (FTC) and the Attorneys General of the States of Arizona, Illinois, Michigan, Minnesota, and Wisconsin alleging that the company unlawfully withheld self-repair capabilities from farmers and independent repair providers
●	loss of or challenges to intellectual property rights

Further information concerning the company or its businesses, including factors that could materially affect the company’s financial results, is included in the company’s filings with the SEC (including, but not limited to, the factors discussed in Item 1A. “Risk Factors” of the company’s most recent Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q). There also may be other factors that the company cannot anticipate or that are not described herein because the company does not currently perceive them to be material.

DEERE & COMPANY

SECOND QUARTER 2026 PRESS RELEASE

(In millions of dollars) Unaudited

	Three Months Ended			Six Months Ended
	May 3	April 27%		May 3	April 27%
	2026	2025	Change	2026	2025	Change
Net sales and revenues:
Production & Precision Ag net sales	$4,503	$5,230	-14	$7,666	$8,297	-8
Small Ag & Turf net sales	3,485	2,994	+16	5,653	4,742	+19
Construction & Forestry net sales	3,790	2,947	+29	6,460	4,941	+31
Financial Services revenues	1,366	1,385	-1	2,751	2,856	-4
Other revenues	225	207	+9	451	436	+3
Total net sales and revenues	$13,369	$12,763	+5	$22,981	$21,272	+8

Operating profit: *
Production & Precision Ag	$706	$1,148	-39	$845	$1,486	-43
Small Ag & Turf	719	574	+25	916	698	+31
Construction & Forestry	561	379	+48	698	444	+57
Financial Services	251	207	+21	552	473	+17
Total operating profit	2,237	2,308	-3	3,011	3,101	-3
Reconciling items **	54	35	+54	132	138	-4
Income taxes	(518)	(539)	-4	(714)	(566)	+26
Net income attributable to Deere & Company	$1,773	$1,804	-2	$2,429	$2,673	-9

*      Operating profit is income from continuing operations before corporate expenses, certain external interest expenses, certain foreign exchange gains and losses, and income taxes. Operating profit of Financial Services includes the effect of interest expense and foreign exchange gains and losses.

**     Reconciling items are primarily corporate expenses, certain interest income and expenses, certain foreign exchange gains and losses, pension and postretirement benefit costs excluding the service cost component, and net income attributable to noncontrolling interests.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED INCOME

For the Three and Six Months Ended May 3, 2026 and April 27, 2025

(In millions of dollars and shares except per share amounts) Unaudited

	Three Months Ended		Six Months Ended
	2026	2025	2026	2025
Net Sales and Revenues
Net sales	$11,778	$11,171	$19,779	$17,980
Finance and interest income	1,314	1,354	2,658	2,807
Other income	277	238	544	485
Total	13,369	12,763	22,981	21,272

Costs and Expenses
Cost of sales	8,266	7,609	14,547	12,646
Research and development expenses	583	549	1,137	1,075
Selling, administrative and general expenses	1,209	1,197	2,181	2,169
Interest expense	712	784	1,431	1,614
Other operating expenses	306	287	556	536
Total	11,076	10,426	19,852	18,040

Income of Consolidated Group before Income Taxes	2,293	2,337	3,129	3,232
Provision for income taxes	518	539	714	566

Income of Consolidated Group	1,775	1,798	2,415	2,666
Equity in income (loss) of unconsolidated affiliates	(5)	3	10	1

Net Income	1,770	1,801	2,425	2,667
Less: Net loss attributable to noncontrolling interests	(3)	(3)	(4)	(6)
Net Income Attributable to Deere & Company	$1,773	$1,804	$2,429	$2,673

Per Share Data
Basic	$6.57	$6.65	$8.99	$9.85
Diluted	6.55	6.64	8.97	9.82
Dividends declared	1.62	1.62	3.24	3.24
Dividends paid	1.62	1.62	3.24	3.09

Average Shares Outstanding
Basic	270.1	271.1	270.2	271.3
Diluted	270.8	271.8	270.9	272.1

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions of dollars) Unaudited

	May 3	November 2	April 27
	2026	2025	2025
Assets
Cash and cash equivalents	$7,905	$8,276	$7,991
Marketable securities	1,430	1,411	1,272
Trade accounts and notes receivable – net	7,571	5,317	6,748
Financing receivables – net	42,916	44,575	43,029
Financing receivables securitized – net	6,100	6,831	7,765
Other receivables	2,582	2,403	2,975
Equipment on operating leases – net	7,514	7,600	7,336
Inventories	8,188	7,406	7,870
Property and equipment – net	8,035	8,079	7,555
Goodwill	4,513	4,188	4,094
Other intangible assets – net	975	892	964
Retirement benefits	3,450	3,273	3,133
Deferred income taxes	2,361	2,284	2,088
Other assets	3,461	3,461	3,483
Total Assets	$107,001	$105,996	$106,303

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$15,632	$13,796	$15,948
Short-term securitization borrowings	5,929	6,596	7,562
Accounts payable and accrued expenses	13,653	13,909	13,345
Deferred income taxes	422	434	496
Long-term borrowings	42,261	43,544	42,811
Retirement benefits and other liabilities	1,644	1,710	1,763
Total liabilities	79,541	79,989	81,925

Redeemable noncontrolling interest	47	51	83

Stockholders’ Equity
Total Deere & Company stockholders’ equity	27,406	25,950	24,287
Noncontrolling interests	7	6	8
Total stockholders’ equity	27,413	25,956	24,295
Total Liabilities and Stockholders’ Equity	$107,001	$105,996	$106,303

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY

STATEMENTS OF CONSOLIDATED CASH FLOWS

For the Six Months Ended May 3, 2026 and April 27, 2025

(In millions of dollars) Unaudited

	2026	2025
Cash Flows from Operating Activities
Net income	$2,425	$2,667
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit losses	127	174
Depreciation and amortization	1,184	1,104
Impairments and other adjustments		(32)
Share-based compensation expense	69	54
Provision (credit) for deferred income taxes	(68)	11
Changes in assets and liabilities:
Receivables related to sales	(1,084)	(1,069)
Inventories	(738)	(772)
Accounts payable and accrued expenses	(333)	(898)
Accrued income taxes payable/receivable	(5)	(147)
Retirement benefits	(290)	(794)
Other	(245)	270
Net cash provided by operating activities	1,042	568

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)	14,385	14,348
Proceeds from maturities and sales of marketable securities	258	245
Proceeds from sales of equipment on operating leases	1,019	1,001
Cost of receivables acquired (excluding receivables related to sales)	(13,157)	(12,744)
Acquisition of business, net of cash acquired	(439)
Purchases of marketable securities	(284)	(347)
Purchases of property and equipment	(451)	(555)
Cost of equipment on operating leases acquired	(1,295)	(1,254)
Collections of receivables from unconsolidated affiliates	152	234
Collateral on derivatives – net	(8)	27
Other	(87)	(176)
Net cash provided by investing activities	93	779

Cash Flows from Financing Activities
Net proceeds in short-term borrowings (original maturities three months or less)	2,246	551
Proceeds from borrowings issued (original maturities greater than three months)	3,451	5,156
Payments of borrowings (original maturities greater than three months)	(5,935)	(4,837)
Repurchases of common stock	(500)	(838)
Dividends paid	(878)	(843)
Other	(11)	(10)
Net cash used for financing activities	(1,627)	(821)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	94	20

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(398)	546
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	8,533	7,633
Cash, Cash Equivalents, and Restricted Cash at End of Period	$8,135	$8,179

See Condensed Notes to Interim Consolidated Financial Statements.

DEERE & COMPANY
Condensed Notes to Interim Consolidated Financial Statements
(In millions of dollars) Unaudited
(1)	Acquisition

In February 2026, the company acquired Tenna LLC (Tenna), a U.S. construction technology company that offers mixed-fleet equipment operations and asset tracking solutions. The purchase price, net of cash acquired, was $439 million. Tenna was assigned to the CF segment. Most of the purchase price for this acquisition was allocated to goodwill and other intangible assets.

(2)	Special Items

Discrete Tax Items

In the first quarter of 2025, the company recorded favorable net discrete tax items primarily due to tax benefits of $110 million related to the realization of foreign net operating losses from the consolidation of certain subsidiaries and $53 million from an adjustment to an uncertain tax position of a foreign subsidiary.

Banco John Deere S.A.

In 2024, the company entered into an agreement with a Brazilian bank, Banco Bradesco S.A. (Bradesco), for Bradesco to invest and become a 50% owner of the company’s wholly-owned subsidiary in Brazil, Banco John Deere S.A. (BJD). BJD finances retail and wholesale loans for agricultural, construction, and forestry equipment. The transaction is intended to reduce the company’s incremental risk as it continues to grow in the Brazilian market.

The BJD business was reclassified as held for sale in 2024. In January 2025, the valuation allowance on assets held for sale decreased, resulting in a pretax and after-tax gain (reversal of previous losses) of $32 million recorded in “Selling, administrative and general expenses” in the six months ended April 27, 2025. The valuation allowance changes are presented in “Impairments and other adjustments” in the statements of consolidated cash flows.

The company deconsolidated BJD upon completion of the transaction in February 2025. The company accounts for its investment in BJD using the equity method of accounting and results of its operations are reported in “Equity in income (loss) of unconsolidated affiliates” within the Financial Services segment. The company reports investments in unconsolidated affiliates and receivables from unconsolidated affiliates in “Other assets” and “Other receivables,” respectively.

(3)	The consolidated financial statements represent the consolidation of all the company’s subsidiaries. The supplemental consolidating data in Note 4 to the financial statements is presented for informational purposes. Equipment operations represent the enterprise without Financial Services. Equipment operations include the company’s Production & Precision Agriculture operations, Small Agriculture & Turf operations, Construction & Forestry operations, and other corporate assets, liabilities, revenues, and expenses not reflected within Financial Services. Transactions between the equipment operations and Financial Services have been eliminated to arrive at the consolidated financial statements.

DEERE & COMPANY

(4) SUPPLEMENTAL CONSOLIDATING DATA

STATEMENTS OF INCOME

For the Three Months Ended May 3, 2026 and April 27, 2025

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2026	2025	2026	2025	2026	2025	2026	2025
Net Sales and Revenues
Net sales	$11,778	$11,171					$11,778	$11,171
Finance and interest income	110	108	$1,359	$1,380	$(155)	$(134)	1,314	1,354	[1]
Other income	212	187	150	121	(85)	(70)	277	238	[2,3,4]
Total	12,100	11,466	1,509	1,501	(240)	(204)	13,369	12,763

Costs and Expenses
Cost of sales	8,277	7,617			(11)	(8)	8,266	7,609	[4]
Research and development expenses	583	549					583	549
Selling, administrative and general expenses	980	961	231	238	(2)	(2)	1,209	1,197	[4]
Interest expense	102	94	649	721	(39)	(31)	712	784	[1]
Interest compensation to Financial Services	116	103			(116)	(103)			[1]
Other operating expenses	9	12	369	335	(72)	(60)	306	287	[3,4,5]
Total	10,067	9,336	1,249	1,294	(240)	(204)	11,076	10,426

Income before Income Taxes	2,033	2,130	260	207			2,293	2,337
Provision for income taxes	452	490	66	49			518	539

Income after Income Taxes	1,581	1,640	194	158			1,775	1,798
Equity in income (loss) of unconsolidated affiliates	(1)		(4)	3			(5)	3

Net Income	1,580	1,640	190	161			1,770	1,801
Less: Net loss attributable to noncontrolling interests	(3)	(3)					(3)	(3)
Net Income Attributable to Deere & Company	$1,583	$1,643	$190	$161			$1,773	$1,804

1 Elimination of intercompany interest income and expense.

2 Elimination of equipment operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expenses between equipment operations and Financial Services related to intercompany guarantees of investments in certain international markets.

4 Elimination of intercompany service revenues and fees.

5 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF INCOME

For the Six Months Ended May 3, 2026 and April 27, 2025

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2026	2025	2026	2025	2026	2025	2026	2025
Net Sales and Revenues
Net sales	$19,779	$17,980					$19,779	$17,980
Finance and interest income	230	217	$2,710	$2,835	$(282)	$(245)	2,658	2,807	[1]
Other income	425	391	287	239	(168)	(145)	544	485	[2,3,4]
Total	20,434	18,588	2,997	3,074	(450)	(390)	22,981	21,272

Costs and Expenses
Cost of sales	14,568	12,662			(21)	(16)	14,547	12,646	[4]
Research and development expenses	1,137	1,075					1,137	1,075
Selling, administrative and general expenses	1,787	1,761	398	412	(4)	(4)	2,181	2,169	[4]
Interest expense	195	178	1,313	1,487	(77)	(51)	1,431	1,614	[1]
Interest compensation to Financial Services	205	194			(205)	(194)			[1]
Other operating expenses	(37)	(38)	736	699	(143)	(125)	556	536	[3,4,5]
Total	17,855	15,832	2,447	2,598	(450)	(390)	19,852	18,040

Income before Income Taxes	2,579	2,756	550	476			3,129	3,232
Provision for income taxes	587	477	127	89			714	566

Income after Income Taxes	1,992	2,279	423	387			2,415	2,666
Equity in income (loss) of unconsolidated affiliates	(1)	(3)	11	4			10	1

Net Income	1,991	2,276	434	391			2,425	2,667
Less: Net loss attributable to noncontrolling interests	(4)	(6)					(4)	(6)
Net Income Attributable to Deere & Company	$1,995	$2,282	$434	$391			$2,429	$2,673

1 Elimination of intercompany interest income and expense.

2 Elimination of equipment operations’ margin from inventory transferred to equipment on operating leases.

3 Elimination of income and expenses between equipment operations and Financial Services related to intercompany guarantees of investments in certain international markets.

4 Elimination of intercompany service revenues and fees.

5 Elimination of Financial Services’ lease depreciation expense related to inventory transferred to equipment on operating leases.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

CONDENSED BALANCE SHEETS

(In millions of dollars) Unaudited

	EQUIPMENT			FINANCIAL
	OPERATIONS			SERVICES			ELIMINATIONS			CONSOLIDATED
	May 3	Nov 2	Apr 27	May 3	Nov 2	Apr 27	May 3	Nov 2	Apr 27	May 3	Nov 2	Apr 27
	2026	2025	2025	2026	2025	2025	2026	2025	2025	2026	2025	2025
Assets
Cash and cash equivalents	$5,917	$6,340	$6,331	$1,988	$1,936	$1,660				$7,905	$8,276	$7,991
Marketable securities	173	217	139	1,257	1,194	1,133				1,430	1,411	1,272
Receivables from Financial Services	4,642	4,649	2,497				$(4,642)	$(4,649)	$(2,497)				[6]
Trade accounts and notes receivable – net	1,579	1,316	1,429	8,001	5,900	7,406	(2,009)	(1,899)	(2,087)	7,571	5,317	6,748	[7]
Financing receivables – net	102	88	82	42,814	44,487	42,947				42,916	44,575	43,029
Financing receivables securitized – net	1	1	2	6,099	6,830	7,763				6,100	6,831	7,765
Other receivables	2,062	1,809	2,009	573	658	1,009	(53)	(64)	(43)	2,582	2,403	2,975	[8]
Equipment on operating leases – net				7,514	7,600	7,336				7,514	7,600	7,336
Inventories	8,188	7,406	7,870							8,188	7,406	7,870
Property and equipment – net	8,004	8,047	7,523	31	32	32				8,035	8,079	7,555
Goodwill	4,513	4,188	4,094							4,513	4,188	4,094
Other intangible assets – net	975	892	964							975	892	964
Retirement benefits	3,351	3,181	3,046	101	94	89	(2)	(2)	(2)	3,450	3,273	3,133
Deferred income taxes	2,532	2,507	2,377	45	46	42	(216)	(269)	(331)	2,361	2,284	2,088	[9]
Other assets	2,358	2,218	2,349	1,126	1,244	1,152	(23)	(1)	(18)	3,461	3,461	3,483
Total Assets	$44,397	$42,859	$40,712	$69,549	$70,021	$70,569	$(6,945)	$(6,884)	$(4,978)	$107,001	$105,996	$106,303

Liabilities and Stockholders’ Equity

Liabilities
Short-term borrowings	$397	$414	$241	$15,235	$13,382	$15,707				$15,632	$13,796	$15,948
Short-term securitization borrowings	1	1	1	5,928	6,595	7,561				5,929	6,596	7,562
Payables to equipment operations				4,642	4,649	2,497	$(4,642)	$(4,649)	$(2,497)				[6]
Accounts payable and accrued expenses	12,600	12,757	12,180	3,138	3,116	3,313	(2,085)	(1,964)	(2,148)	13,653	13,909	13,345	[7,8]
Deferred income taxes	331	347	405	307	356	422	(216)	(269)	(331)	422	434	496	[9]
Long-term borrowings	8,857	8,756	8,685	33,404	34,788	34,126				42,261	43,544	42,811
Retirement benefits and other liabilities	1,579	1,646	1,695	67	66	70	(2)	(2)	(2)	1,644	1,710	1,763
Total liabilities	23,765	23,921	23,207	62,721	62,952	63,696	(6,945)	(6,884)	(4,978)	79,541	79,989	81,925

Redeemable noncontrolling interest	47	51	83							47	51	83

Stockholders’ Equity
Total Deere & Company stockholders’ equity	27,406	25,950	24,287	6,828	7,069	6,873	(6,828)	(7,069)	(6,873)	27,406	25,950	24,287	[10]
Noncontrolling interests	7	6	8							7	6	8
Financial Services’ equity	(6,828)	(7,069)	(6,873)				6,828	7,069	6,873				[10]
Adjusted total stockholders’ equity	20,585	18,887	17,422	6,828	7,069	6,873				27,413	25,956	24,295
Total Liabilities and Stockholders’ Equity	$44,397	$42,859	$40,712	$69,549	$70,021	$70,569	$(6,945)	$(6,884)	$(4,978)	$107,001	$105,996	$106,303

6 Elimination of receivables / payables between equipment operations and Financial Services.

7 Primarily reclassification of sales incentive accruals on receivables sold to Financial Services.

8 Reclassification of other receivables / payables.

9 Reclassification of deferred tax assets / liabilities in the same taxing jurisdictions.

10 Elimination of Financial Services’ equity.

DEERE & COMPANY

SUPPLEMENTAL CONSOLIDATING DATA (Continued)

STATEMENTS OF CASH FLOWS

For the Six Months Ended May 3, 2026 and April 27, 2025

(In millions of dollars) Unaudited

	EQUIPMENT		FINANCIAL
	OPERATIONS		SERVICES		ELIMINATIONS		CONSOLIDATED
	2026	2025	2026	2025	2026	2025	2026	2025
Cash Flows from Operating Activities
Net income	$1,991	$2,276	$434	$391			$2,425	$2,667
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for credit losses	1	11	126	163			127	174
Depreciation and amortization	689	643	546	529	$(51)	$(68)	1,184	1,104	[11]
Impairments and other adjustments				(32)				(32)
Share-based compensation expense					69	54	69	54	[12]
Distributed earnings of Financial Services	734	984			(734)	(984)			[13]
Provision (credit) for deferred income taxes	(19)	(153)	(49)	164			(68)	11
Changes in assets and liabilities:
Receivables related to sales	(225)	(185)			(859)	(884)	(1,084)	(1,069)	[14,16]
Inventories	(649)	(691)			(89)	(81)	(738)	(772)	[15]
Accounts payable and accrued expenses	(237)	(1,069)	14	102	(110)	69	(333)	(898)	[16]
Accrued income taxes payable/receivable	15	(77)	(20)	(70)			(5)	(147)
Retirement benefits	(285)	(753)	(5)	(41)			(290)	(794)
Other	(335)	59	140	224	(50)	(13)	(245)	270	[11,12,15]
Net cash provided by operating activities	1,680	1,045	1,186	1,430	(1,824)	(1,907)	1,042	568

Cash Flows from Investing Activities
Collections of receivables (excluding receivables related to sales)			14,641	14,684	(256)	(336)	14,385	14,348	[14]
Proceeds from maturities and sales of marketable securities	91	18	167	227			258	245
Proceeds from sales of equipment on operating leases			1,019	1,001			1,019	1,001
Cost of receivables acquired (excluding receivables related to sales)			(13,273)	(12,875)	116	131	(13,157)	(12,744)	[14]
Acquisition of business, net of cash acquired	(439)						(439)
Purchases of marketable securities	(42)	(20)	(242)	(327)			(284)	(347)
Purchases of property and equipment	(451)	(555)					(451)	(555)
Cost of equipment on operating leases acquired			(1,415)	(1,363)	120	109	(1,295)	(1,254)	[15]
Increase in trade and wholesale receivables			(1,110)	(1,019)	1,110	1,019			[14]
Collections of receivables from unconsolidated affiliates		183	152	51			152	234
Collateral on derivatives – net	2	3	(10)	24			(8)	27
Other	(54)	(72)	(33)	(104)			(87)	(176)
Net cash provided by (used for) investing activities	(893)	(443)	(104)	299	1,090	923	93	779

Cash Flows from Financing Activities
Net proceeds (payments) in short-term borrowings (original maturities three months or less)	(4)	65	2,250	486			2,246	551
Change in intercompany receivables/payables	21	428	(21)	(428)
Proceeds from borrowings issued (original maturities greater than three months)	252	2,043	3,199	3,113			3,451	5,156
Payments of borrowings (original maturities greater than three months)	(181)	(766)	(5,754)	(4,071)			(5,935)	(4,837)
Repurchases of common stock	(500)	(838)					(500)	(838)
Dividends paid	(878)	(843)	(734)	(984)	734	984	(878)	(843)	[13]
Other	5	(4)	(16)	(6)			(11)	(10)
Net cash provided by (used for) financing activities	(1,285)	85	(1,076)	(1,890)	734	984	(1,627)	(821)

Effect of Exchange Rate Changes on Cash, Cash Equivalents, and Restricted Cash	79	22	15	(2)			94	20

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(419)	709	21	(163)			(398)	546
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	6,364	5,643	2,169	1,990			8,533	7,633
Cash, Cash Equivalents, and Restricted Cash at End of Period	$5,945	$6,352	$2,190	$1,827			$8,135	$8,179

11 Elimination of depreciation on leases related to inventory transferred to equipment on operating leases.

12 Reclassification of share-based compensation expense.

13 Elimination of dividends from Financial Services to the equipment operations, which are included in the equipment operations operating activities.

14 Primarily reclassification of receivables related to the sale of equipment.

15 Reclassification of direct lease agreements with retail customers.

16 Reclassification of sales incentive accruals on receivables sold to Financial Services.